Summary Prospectus

September 30, 2025

NEOS Russell 2000® High Income ETF (IWMI)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at https://neosfunds.com. You can also get this information at no cost by calling 833-833-1311. The current prospectus and statement of additional information, dated September 30, 2025, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.neosfunds.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — NEOS Russell 2000® High Income ETF

Investment Objective

The NEOS Russell 2000® High Income ETF (the “Fund”) seeks to generate high monthly income in a tax efficient manner with the potential for equity appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, sell, and hold shares of the Fund (“Shares”). Future expenses may be greater or less. You may be required to pay brokerage commissions on purchases and sales of Shares, which are not reflected in the tables or the example below. Please contact your financial intermediary about whether such a commission may apply to your transactions.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.10%
Total Annual Fund Operating Expenses	0.78%
Fee Waiver and/or Expense Reimbursement (2)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	0.68%

(1)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies (including money market funds). The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that AFFE and total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.68% through September 30, 2026. This expense cap may not be terminated prior to this date except by the Board. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$69
3	$239
5	$423
10	$957

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. For the fiscal period of June 25, 2024 (commencement of operations) through May 31, 2025, the Fund’s portfolio turnover rate was 2%.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by (i) investing in one or more ETFs that seeks to track the Russell 2000® Index ("Russell 2000 Underlying ETFs"), a portfolio of stocks that make up the Russell 2000® Index (the “Russell 2000” or the “Reference Index”), or a combination thereof; and (ii) utilizing a call options strategy to provide high monthly income, which primarily consists of writing (selling) call options on the Russell 2000® (“RUT call options”). The Fund seeks equity appreciation through its investments in Russell 2000 Underlying ETFs" and/or a portfolio of stocks that make up the Russell 2000® Index. The Fund seeks to generate high monthly income from the premiums earned from the RUT call options as well as the dividends received from the Fund’s equity holdings.

The Fund primarily executes the options strategy by writing (selling) covered RUT call options. The RUT call options are covered because the Fund owns shares of the Russell 2000 Underlying ETFs and/or a portfolio of stocks that make up the Russell 2000® at the time it sells the option. The Fund’s writing (selling) of RUT call options will limit the Fund’s ability to participate in increases in value of the Russell 2000® beyond a certain point. If the value of the Russell 2000® increases, the Fund’s exposure to the Russell 2000® would allow the Fund to experience similar percentage gains. However, if the value of the Russell 2000® appreciates beyond the strike price of one or more of the RUT call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s exposure to the Russell 2000®. As a result, the Fund’s overall strategy (i.e., the combination of the long exposure to the Russell 2000® and the written RUT call options) will limit the Fund’s participation in gains of Russell 2000® beyond a certain point. This strategy effectively converts a portion of the potential upside of the Russell 2000® into current income.

As an alternative to the covered call writing strategy, the Adviser may under certain circumstances enter a call spread strategy where it purchases long (bought) RUT call options in addition to the written (sold) RUT call options. The Adviser will seek to generate a net-credit in the call spread. The net credit is the difference between the premium received by the Fund from the sale of the call options and the cost of buying the long, out-of-the-money RUT call options. The goal of the RUT options strategy is to generate high monthly income in a tax efficient manner. The strategy also offers the potential for upside participation when the Reference Index appreciates. The Fund seeks tax efficient returns by utilizing index options such as RUT call options that qualify as “Section 1256 Contracts.” If such options are held at year end, the Fund will receive favorable tax treatment on such investments. Under Internal Revenue Code rules, they will be deemed as if they were sold at fair market value on the last business day of the tax year. If the Section 1256 Contracts produce a capital gain or loss, such gain or loss on the 1256 Contracts open at the end of the year, or terminated during the year, are treated as 60% long term gains and 40% short term gains. Such favorable tax treatment is regardless of how long the Contracts were held. The Fund may seek to take advantage of tax loss harvesting opportunities on its RUT call options and/or equity positions. This can be accomplished by taking investment losses from certain equity and/or options positions to offset realized taxable gains of equities and/or options.

From time to time, the Adviser actively manages the written and purchased call options prior to their expiration in an attempt to capture gains and minimize losses due to the movement of the Russell 2000®.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities, or derivative instruments linked to equity securities, of companies that are included in the Reference Index, primarily by purchasing one or more Russell 2000 Underlying ETFs. For purposes of the 80% policy, the value of such derivative instruments shall be valued at their notional value.

The Russell 2000® Index is a market capitalization index comprised of securities of approximately 2,000 leading U.S.-listed companies. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, which is designed to represent approximately 98% of the investable US equity market. The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. As of April 30, 2025, the Russell 2000® had significant exposure to companies in the financials, health care, and industrials sectors, and the largest company by market cap was $7.4 billion and the smallest company by market cap was $119.4 million. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Fund, while not an index fund, will generally use a “replication” strategy to invest in the Russell 2000®, meaning the Fund will most often invest in one or more Russell 2000 Underlying ETFs, all of the component securities of the Russell 2000® in the same approximate proportions as in the Russell 2000®, or a combination thereof. However, the Fund may in limited circumstances use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Russell 2000® whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Russell 2000® as a whole, when NEOS Investment Management, LLC, the Fund’s investment adviser (the “Adviser”), believes it is in the best interests of the Fund (e.g., when replicating the Russell 2000® Index involves practical difficulties or substantial costs, a Russell 2000 constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Russell 2000®).

The Fund is considered to be diversified. Additionally, the Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Russell 2000® above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Russell 2000® until the option expires or is closed out.

Small-Capitalization Companies Risk. Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on Cboe BZX Exchange, Inc. (the “Exchange”), there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. Since the Fund may invest in up to 100% of the constituents of the Russell 2000® and/or one or more Russell 2000® Underlying ETFs (or a combination thereof), the Fund itself may director indirect concentration in certain regions, economies, countries, markets, industries or sectors. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Cybersecurity Risk. The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to limit damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. Each Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of each Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to limit any cybersecurity breaches in the future.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Funds (“ETFs”) Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Additionally, purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses that it might not have incurred if it made a redemption in-kind, and therefore decrease the Fund's NAV to the extent not offset by a transaction fee payable by an AP.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Management Risk. As the Fund will not fully replicate the Russell 2000® or even it fully replicates the Russell 2000®, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results or achieve the Fund’s objective.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on financial markets worldwide.

Limited Operating History Risk. The Fund has a limited operating history for investors to evaluate, which may result in additional risks for investors in the Fund.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Reference Index ETF Risk. The Fund may invest in the securities of other investment companies including the Russell 2000 Underlying ETFs. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Each of the underlying index ETFs also are subject to the following risks.

Index-Related Risk. There is no guarantee that the Russell 2000 Underlying ETFs that the Fund invests in will have investment results with a high degree of correlation to those of the Russell 2000® or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on an Russell 2000 Underlying ETF’s ability to adjust its exposure to the required levels in order to track the Russell 2000®. Errors in index data, index computations or the construction of the Russell 2000® in accordance with its methodology may occur from time to time and may not be identified and corrected by the underlying index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the underlying index provider or a third-party data provider, and could cause the underlying index provider to postpone a scheduled rebalance. This could cause the Russell 2000® to vary from its normal or expected composition.

Tracking Error Risk. The Russell 2000 Underlying ETFs in which the Fund invests may be subject to “tracking error,” which is the divergence of a Russell 2000 Underlying ETF’s performance from that of the Russell 2000®. Tracking error may occur because of differences between the securities and other instruments held in the Russell 2000 Underlying ETF’s portfolio and those included in the Russell 2000®, pricing differences, transaction costs incurred by the Russell 2000 Underlying ETFETF, the Russell 2000 Underlying ETF’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Russell 2000 Underlying ETF or distributions paid to the Russell 2000 Underlying ETF’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Russell 2000® or the costs to the Russell 2000 Underlying ETF of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Sector Risk. Sector risk is the possibility that securities within the same sectors will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, through the underlying constituents of the Russell 2000® or Russell 2000 Underlying ETFs, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Reference Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third- party service providers.

Performance

The Fund does not have a full calendar year of performance and therefore, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting the Fund’s website at www.neosfunds.com.

Management

Investment Adviser

NEOS Investment Management, LLC

Portfolio Managers

Garrett Paolella, Managing Partner and Portfolio Manager of the Adviser

Troy Cates, Managing Partner and Portfolio Manager of the Adviser

Mr. Cates and Mr. Paolella are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

The Fund seeks tax efficient returns by utilizing index options that receive favorable tax treatment under Internal Revenue Code rules because they qualify as “Section 1256 Contracts.” Under these rules, each section 1256 contract held by the Fund at year end is treated as if it were sold at fair market value on the last business day of the tax year. If the Section 1256 contracts produce capital gain or loss, gains or losses on the Section 1256 contracts open at the end of the year, or terminated during the year, are treated as 60% long term and 40% short term, regardless of how long the contracts were held. Recently proposed regulations seek to interpret what types of swap agreements are to be treated as notional principal contracts rather than as section 1256 contracts. When finalized, these regulations could result in the Fund having to treat more of its income on swap agreements and more of the distributions made to shareholders as ordinary income and less as long-term capital gains.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.